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                                                                  EXHIBIT 10.38


                                 FIRST AMENDMENT
                           TO PARTICIPATION AGREEMENT


        THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this
"Amendment"), dated as of December 21, 1998, is entered into among: (a) Dreyer's Grand Ice Cream, Inc., a Delaware corporation ("Dreyer's"), and Edy's Grand Ice Cream, a California corporation ("Edy's"), as Lessees (collectively, the "Lessees"); (b) BA Leasing & Capital Corporation, a California corporation, not in its individual capacity except to the extent expressly set forth herein, but solely in its capacity as Agent for the Participants from time to time hereunder, as Lessor (the "Agent"), and (c) the several Participants listed on the signature pages hereto (together with their respective permitted successors, assigns and transferees, collectively, the "Participants").

        WHEREAS, Lessees, Agent and the Participants are parties to that certain Participation Agreement, dated as of March 29, 1996 (the "Participation Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in Schedule X to the Participation Agreement;

        WHEREAS, simultaneously with execution of the Participation Agreement, Lessees and the Agent, as lessor, entered into a Master Lease Intended as Security (the "Lease") and the other Operative Documents;

        WHEREAS, Dreyer's, certain financial institutions party thereto (collectively, the "Banks"), Bank of America National Trust and Savings Association ("BofA"), as agent for the Banks, ABN-AMRO Bank N.V., San Francisco International Branch, as co-agent, entered into that certain Credit Agreement, dated as of December 22, 1995 (such Credit Agreement, as amended as of April 15, 1996, December 26, 1997, March 27, 1998 and November 3, 1998, is referred to herein as the "Revolving Credit Facility"), pursuant to which BofA and the Banks have extended certain credit facilities to Dreyer's;

        WHEREAS, the Participation Agreement incorporates by reference the Financial Covenants set forth in the Revolving Credit Facility and certain definitions set forth in Schedule X to the Participation Agreement; and

        WHEREAS, the parties hereto desire to enter into this Amendment in order to amend Schedule X to the Participation Agreement and to confirm certain amendments recently made to the Revolving Credit Facility.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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               i. Modifications to Schedule X to Participation Agreement. The
parties hereto amend Schedule X to the Participation Agreement as follows, and all references to "Schedule X" or "Schedule X to the Participation Agreement" or "Schedule X hereto" shall hereinafter refer to Schedule X as amended hereby:

               (a) The following definition is hereby added to Schedule X to the Participation Agreement in the proper alphabetical order:

"Adjusted EBITDA" of Dreyer's means Dreyer's EBITDA computed on a rolling four quarter basis, adding back amounts related to non-recurring charges taken in the third and fourth quarter of 1998, not to exceed $70,000,000 (collectively, the "Add-back Charges"). An amount of $13,000,000 of Add-back Charges shall be added back in the calculation of Adjusted EBITDA for the third quarter of 1998, an amount equal to the total Add-back Charges shall be added back for the fourth quarter of 1998 and the first, second, and third quarter of 1999 calculations of Adjusted EBITDA, with no amounts added back for the fourth quarter of 1999 and thereafter. For the avoidance of doubt, it is understood and agreed that in each calculation of Adjusted EBITDA, the aggregate Add-back Charges added back for such calculation shall not exceed an aggregate amount of $70,000,000.

               (b) The definition of "Base Rate" is deleted in its entirety and replaced with the following:

"Base Rate" means, for the initial Rent Period, the Reference Rate, and for each Rent Period thereafter with respect to the Lease Balance and each Supplement Balance, the higher of (a) 0.50% per annum above the Federal Funds Rate for such day and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA") in San Francisco, California, as its "Reference Rate." The "Reference Rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Reference Rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

               (c) The following definition is hereby added to Schedule X to the Participation Agreement in the proper alphabetical order:

"Funded Debt/Adjusted EBITDA Ratio" of any Person means the ratio of such Person's Funded Debt to its Adjusted EBITDA.

               (d) The definition of "Interest Rate" is deleted in its entirety and replaced with the following:


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"Interest Rate" means (a) for the initial Rent Period, the Reference Rate (as defined in the definition of "Base Rate" set forth above), (b) for the second Rent Period, the rate per annum equal to the sum of the LIBO Rate for such Rent Period plus 1.250%, (c) for each Rent Period thereafter until December 28, 1998, the rate per annum equal to the sum of the LIBO Rate for such Rent Period plus the percentage set forth below opposite Dreyer's Funded Debt/EBITDA Ratio as of the most recently ended fiscal quarter reported prior to the commencement of such Rent Period:

               Ratio                                      Percentage
               -----                                      ----------
               Below 2.50                                  0.500%
               2.50 or greater but less than 3.0           0.625%
               3.0 or greater but less than 3.5            0.750%
               3.5 or greater but less than 4.0            0.875%
               4.0 or greater but less than 4.5            1.000%
               4.5 or greater                              1.250%;

and (d) for each Rent Period after December 28, 1998, the rate per annum equal to the sum of the LIBO Rate for such Rent Period plus the percentage set forth below opposite Dreyer's Funded Debt/Adjusted EBITDA Ratio as of the most recently ended fiscal quarter reported prior to the commencement of such Rent
Period:

               Ratio                                      Percentage
               -----                                      ----------
               Below 2.50                                  0.750%
               2.50 or greater but less than 3.0           0.875%
               3.0 or greater but less than 3.5            1.000%
               3.5 or greater but less than 4.0            1.125%
               4.0 or greater but less than 4.25           1.375%
               4.25 or greater but less than 5.00          2.000%
               5.00 or greater but less than 5.50          2.250%
               5.50 or greater                             2.750%

               (e) The definition of "Revolving Credit Facility" is deleted in its entirety and replaced with the following:

               "Revolving Credit Facility" shall mean that certain Credit Agreement dated as of December 22, 1995, among Dreyer's, the Banks listed therein, Bank of America National Trust and Savings Association, as Agent, and ABN Amro Bank N.V., as Co-Agent, as amended as of April 15, 1996, December 26, 1997, March 27, 1998, November 3, 1998, and as the same may be further amended, restated, replaced, refinanced, supplemented, waived and otherwise in effect from time to time, including any similar successor agreement or agreements or arrangement or arrangements providing for revolving or working capital indebtedness, whether or not secured; provided that if at any time there shall exist no such arrangement or agreement, the term "Revolving Credit Facility" shall


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be deemed to refer to the last such agreement or arrangement to have been in effect, exclusive of any modification to the terms of such agreement or arrangement that were made in contemplation of the termination thereof.

               ii. Inducing Representations. As an inducement to the Agent and the Participants to execute and deliver this Amendment, the Lessees represent and warrant that (i) immediately before and after giving effect to this Amendment, no default under the Revolving Credit Facility, the Lease or any of the Operative Documents shall have occurred and be continuing and (ii) it has full corporate power and authority to execute, deliver and perform its obligations under this Amendment; its execution, delivery and performance of this Amendment have been duly authorized by all necessary actions to be taken; and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

               iii. Effectiveness. This Amendment shall be effective as of December 28, 1998 (the "Effective Date") provided that each of the following conditions precedent is satisfied on or before the date set forth in the preamble to this Amendment:

               (a). The Agent has received from each of the Lessees and the Participants a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment;

               (b). The Agent has received from each of the Lessees a copy of the resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect, authorizing the execution, delivery and performance of this Amendment; and

               (c). The payment by the Lessees of all expenses incurred by the Agent and the Lessors (including the fees and expenses of Mayer, Brown & Platt, counsel to the Agent and the Participants and allocated costs of internal counsel to the Agent) incurred in connection herewith.

               iv. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

               v. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


DREYER'S:                          DREYER'S GRAND ICE CREAM, INC.,
                                   as Lessee


                                   By: /s/ William C. Collett
                                       -------------------------------
                                   Name Printed: William C. Collett
                                                 ---------------------
                                   Title: Treasurer
                                          ----------------------------



EDY'S:                             EDY'S GRAND ICE CREAM,
                                   as Lessee


                                   By: /s/ William C. Collett
                                       -------------------------------
                                   Name Printed: William C. Collett
                                                 ---------------------
                                   Title: Treasurer
                                          ----------------------------


                     [signatures continue on following page]


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LESSOR:                        BA LEASING & CAPITAL CORPORATION,
                               not individually except as set forth herein, but solely in its capacity as Agent


                               By: /s/ Christine Lee
                                   -------------------------------
                               Name Printed: Christine Lee
                                             ---------------------
                               Title: Vice President
                                      ----------------------------



                     [signatures continue on following page]


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PARTICIPANTS:                  BA LEASING & CAPITAL CORPORATION,
                               as Participant


                               By: /s/ Sonia T. Delen
                                   -------------------------------
                               Name Printed: Sonia T. Delen
                                             ---------------------
                               Title: Vice President
                                      ----------------------------


                     [signatures continue on following page]


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                               ABN AMRO BANK N.V.
                               San Francisco International Branch, as
                               Participant


                               By: /s/ Matthew Harvey
                                   -------------------------------
                               Name Printed: Matthew Harvey
                                             ---------------------
                               Title: Vice President
                                      ----------------------------


                               By: /s/ Diane D. Barkley
                                   -------------------------------
                               Name Printed: Diane D. Barkley
                                             ---------------------
                               Title: Group Vice President
                                      ----------------------------



                     [signatures continue on following page]


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                               CREDIT SUISSE FIRST BOSTON, formerly
                               Credit Suisse, as Participant


                               By: /s/ Thomas G. Muoio
                                   -------------------------------
                               Name Printed: Thomas G. Muoio
                                             ---------------------
                               Title: Vice President
                                     -----------------------------


                               By: /s/ William S. Lutkins
                                   -------------------------------
                               Name Printed: William S. Lutkins
                                             ---------------------
                               Title: Vice President
                                      ----------------------------


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Reference is made to the Guarantee, dated as of March 29, 1996 (the
"Guarantee"), made by DREYER'S GRAND ICE CREAM, INC., a Delaware corporation (the "Guarantor"), in favor of the Beneficiaries identified therein and delivered to BA Leasing & Capital Corporation, not individually, but solely in its capacity as Agent (the "Agent") for the Participants party to the Participation Agreement. Guarantor hereby consents to the foregoing amendments, and acknowledges and agrees that all references in the Guarantee to the "Participation Agreement" or to the "Participation Agreement, dated as of March 29, 1996," will hereafter refer to such Participation Agreement, as the case may be, as respectively amended by this First Amendment to Participation Agreement, dated as of the date of the foregoing amendment, among the Guarantor, Edy's Grand Ice Cream, a California corporation, the Agent and the Participants listed on the signature pages thereto. Except as modified by this paragraph, the Guarantee is unmodified; and, as modified by this paragraph, the Guarantee remains in full force and effect and is hereby reaffirmed by the Guarantor.

Guarantor:

DREYER'S GRAND ICE CREAM, INC.



By: /s/ William C. Collett
    ----------------------------
Name Printed: William C. Collett
             -------------------
Title: Treasurer
       -------------------------
Date: December 21, 1998

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